UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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TTM TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 25, 2005

To our Shareholders:

The 2005 Annual Meeting of Shareholders of TTM Technologies, Inc. will be held at 10:00 a.m., local time, on Thursday, August 25, 2005 at our corporate offices located at 2630 South Harbor Blvd., Santa Ana, California 92704, for the following purposes:

1.                                       To elect two class II directors for a term expiring in 2008;

2.                                       To adopt and approve the Agreement and Plan of Merger with a newly formed, wholly owned subsidiary of the Company to effect a reincorporation of the Company from the state of Washington to the state of Delaware; and

3.                                       To consider any other matters that properly come before the meeting and any postponement or adjournment thereof.

Shareholders of record as of the close of business on June 30, 2005 are entitled to notice of, and to vote at, the meeting and any postponement or adjournment thereof.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible.  No postage is required if mailed in the United States.

By Order of the Board of Directors,

Santa Ana, California	/s/Stacey M. Peterson
July 14, 2005	Secretary

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON.  THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE.  SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

TTM TECHNOLOGIES, INC.

ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

This proxy statement contains information related to our annual meeting of shareholders to be held on Thursday, August 25, 2005, beginning at 10:00 a.m. local time at our corporate offices located at 2630 South Harbor Boulevard, Santa Ana, California 92704 and at any adjournments or postponements thereof.  The purpose of this proxy statement is to solicit proxies from the holders of our common stock for use at the meeting.  The approximate date that this proxy statement, the accompanying notice of annual meeting, and the enclosed form of proxy are being sent to shareholders is on or about July 21, 2005.  You should review this information in conjunction with our 2004 Annual Report to Shareholders, which accompanies this proxy statement.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At the annual meeting, shareholders will vote on (i) the election of two class II directors, and (ii) the proposal to change our state of incorporation from Washington to Delaware (the “Reincorporation”) pursuant to the Agreement and Plan of Merger dated as of June 24, 2005, between the Company and TTM Technologies, Inc., a newly formed Delaware corporation (“TTM Delaware”).  In addition, our management will report on our performance during 2004 and respond to questions from our shareholders.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the record date, June 30, 2005, are entitled to receive notice of the annual meeting and to vote the shares of our common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.  Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

Who may attend the meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting.  Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of all of the shares of common stock outstanding on the record date will constitute a quorum, permitting the conduct of business at the meeting.  As of the record date, 41,287,956 shares of our common stock were outstanding.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting but will not be counted as votes cast “for” or “against” any given matter.

If less than a majority of the outstanding shares of common stock entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time, or place, and notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before an adjournment is taken.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct.  If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person.  “Street name” shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

Yes.  Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with us either a notice of revocation or a duly executed proxy bearing a later date.  The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors.  Each of the board’s recommendations is set forth together with the description of each item in this proxy statement.  In summary, the board recommends a vote “for” election of its nominees for directors and “for” approval of the Reincorporation.

Our board of directors does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate board nominees for directors.  In the event that any other matter should properly come before the meeting or any nominee for director is not available for election, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in accordance with their best judgment.

What vote is required to approve each item?

Election of Directors.  The affirmative vote of a plurality of the votes cast at the meeting by each holder of common stock (either in person or by proxy) is required for the election of directors.  A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.  Shareholders do not have the right to cumulate their votes for directors.

Reincorporation.  The affirmative vote of a majority of all of the issued and outstanding shares of our common stock is required for approval of the Reincorporation.  A properly executed proxy marked “ABSTAIN” with respect to the approval of the Reincorporation will not be voted, although it will be counted for purposes of determining whether there is a quorum.  Accordingly, an abstention will have the effect of a negative vote.

Other Items.  For each other item, the affirmative vote of a majority of the votes cast at the meeting by each holder of common stock (either in person or by proxy) will be required for approval.  A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.  Accordingly, an abstention will have the effect of a negative vote.

What are the effects of “broker non-votes”?

If you hold your shares in street name through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters.  Shares represented by these “broker non-votes” will, however, be counted in determining whether there is a quorum.  As a result, “broker non-votes” will have the effect of a negative vote on some matters.

Who will pay for the preparation of the proxy?

We will pay the cost of preparing, assembling, and mailing the proxy statement, notice of meeting, and enclosed proxy card.  In addition to the use of mail, our employees may solicit proxies personally and by telephone.  Our employees will receive no compensation for soliciting proxies other than their regular salaries.  We may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of the proxy materials to the beneficial owners of our common stock and to request authority for the execution of proxies and we may reimburse such persons for their expenses incurred in connection with these activities.

Our principal executive offices are located at 2630 S. Harbor Blvd., Santa Ana, California 92704 and our telephone number is (714) 327-3000.  A list of shareholders entitled to vote at the annual meeting will be available at our offices for a period of 10 days prior to the meeting and at the meeting itself for examination by any shareholder.

PROPOSAL ONE

ELECTION OF DIRECTORS

Directors and Nominees

Our board of directors is divided into three classes with each class of directors serving for a three-year term or until successors of that class have been elected and qualified.  While the number of directors is currently fixed at nine, three board seats remain vacant at this time.  These remaining board seats will remain vacant until our Nominating and Corporate Governance Committee has identified suitable candidates to fill the vacant board seats. At the annual meeting, our shareholders will elect two class II directors, who will serve a term expiring at the 2008 annual meeting, or until his successor has been duly elected and qualified.

Our board of directors has nominated Messrs. Kenton K. Alder and Richard P. Beck, who are currently serving as directors, to stand for re-election.  Messrs. Alder and Beck currently serve as class II directors, and if elected, will serve a three-year term expiring at the annual meeting of shareholders in 2008.  Messrs. James K. Bass, Thomas T. Edman, and Robert E. Klatell serve as class I directors, and their term will expire at the annual meeting of shareholders in 2007.  Mr. John G. Mayer serves as a class III director, and his term will expire at the annual meeting of shareholders in 2006.

Our board of directors has no reason to believe that its nominees will refuse or be unable to accept election.  However, if Kenton K. Alder or Richard P. Beck is unable to accept election or if any other unforeseen contingencies should arise, our board of directors may designate a substitute nominee.  If our board of directors designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by our board of directors.

The following table, together with the accompanying text, sets forth certain information, with respect to each of our directors.

Name	Age	Position(s) Held

Kenton K. Alder	55	Chief Executive Officer, President, and Director
Robert E. Klatell	59	Chairman and Director
James K. Bass	48	Director
Richard P. Beck	72	Director
Thomas T. Edman	43	Director
John G. Mayer	54	Director

There are no family relationships among our directors.

Kenton K. Alder has served as our Chief Executive Officer, President and Director since March 1999.  From January 1997 to July 1998, Mr. Alder served as Vice President of Tyco Printed Circuit Group Inc., a printed circuit board manufacturer.  Prior to that time, Mr. Alder served as President and Chief Executive Officer of ElectroStar, Inc., a publicly held printed circuit board manufacturing company, from December 1994 to December 1996.  From January 1987 to November 1994, Mr. Alder served as President of Lundahl Astro Circuits Inc., a predecessor company to ElectroStar.  Mr. Alder holds a Bachelor of Science in Finance and a Bachelor of Science in Accounting from Utah State University.

Robert E. Klatell has served as our Director since September 2004 and our Chairman of the Board since May 2005.  Mr. Klatell served as a consultant to Arrow Electronics, Inc. from January 2004 to December 2004.  Mr. Klatell served in various executive capacities at Arrow from February 1976 to December 2003, most recently as

Executive Vice President from July 1995 to December 2003.  Mr. Klatell is a member of the board of directors of Datascope Corp. and Mediagrif Interactive Technologies Inc.  Mr. Klatell holds a Bachelor of Arts degree in History from Williams College and a Juris Doctorate from New York University Law School.  The board has determined that Mr. Klatell is an independent director.

James K. Bass has served as our Director since September 2000.  Mr. Bass provides support for Suntron Corporation in a consulting capacity.  He served as the Chief Executive Officer and a Director of Suntron Corporation, a publicly held provider of high mix electronic manufacturing services, from its incorporation in May 2001 until May 2005, and as Chief Executive Officer of EFTC Corporation, a subsidiary of Suntron, from July 2000 until May 2005.  From 1992 to July 2000, Mr. Bass was a Senior Vice President of Sony Corporation.  Prior to that, Mr. Bass spent 15 years in various manufacturing management positions at the aerospace group of General Electric Corporation.  Mr. Bass holds a B.S.M.E. from Ohio State University.  The board has determined that Mr. Bass is an independent director.

Richard P. Beck has served as our Director since February 2001.  Mr. Beck is presently retired.  From November 2001 to May 2002, Mr. Beck served as Senior Vice President of Advanced Energy Industries, a publicly held manufacturer of power conversion systems and integrated technology solutions.  From February 1998 to November 2001, Mr. Beck served as Senior Vice President and Chief Financial Officer of Advanced Energy Industries and continues to serve as a director of the company.  From March 1992 until February 1998, Mr. Beck served as Vice President and Chief Financial Officer of Advanced Energy.  From November 1987 to March 1992, Mr. Beck served as Executive Vice President and Chief Financial Officer for Cimage Corporation, a computer software company.  Mr. Beck is also Chairman of the Board, chairman of the audit committee, and serves on the compensation committee of Applied Films Corporation, a publicly held manufacturer of flat panel display equipment.  Mr. Beck holds a Bachelor of Science in Accounting and Finance and a Master of Business Administration from Babson College.  The board has determined that Mr. Beck is an independent director and a “audit committee financial expert” as described in applicable Securities and Exchange Commission (“SEC”) rules.

Thomas T. Edman has served as our Director since September 2004.  Mr. Edman has been employed by Applied Films Corporation since June 1996 and has served as its President and Chief Executive Officer since May 1998. From June 1996 until May 1998, Mr. Edman served as Chief Operating Officer and Executive Vice President of Applied Films. From 1993 until joining Applied Films, he served as General Manager of the High Performance Materials Division of Marubeni Specialty Chemicals, Inc., a subsidiary of a major Japanese trading corporation.  Mr. Edman serves on the board of directors of Applied Films.  Mr. Edman also serves on the national board of directors of the American Electronics Association, a professional trade organization, and is chairman of its audit committee. He also serves on the Governing Board of the USDC (United States Display Consortium). Mr. Edman holds a Bachelor of Arts degree in East Asian studies (Japan) from Yale University and a Master’s degree in Business Administration from The Wharton School at the University of Pennsylvania.  The board has determined that Mr. Edman is an independent director.

John G. Mayer has served as our Director since September 2000.  Mr. Mayer is presently retired.  From January 1997 to November 1999, Mr. Mayer served as Vice President of Tyco Printed Circuit Group, Inc., a printed circuit board manufacturer.  Mr. Mayer served as Chief Operating Officer of ElectroStar, Inc., previously a publicly held printed circuit board manufacturing company, from December 1994 to December 1996.  From April 1986 to November 1994, Mr. Mayer served as President of Electro-Etch Circuits, Inc., a predecessor company to ElectroStar.  Mr. Mayer holds a Bachelor of Arts in History, the Arts and Letters from Yale University and a Juris Doctor from UCLA School of Law.  The board has determined that Mr. Mayer is an independent director.

Information Relating to Corporate Governance and the Board of Directors

A majority of the members of our board of directors are independent.  Our board of directors has determined, after considering all the relevant facts and circumstances, that Messrs. Bass, Beck, Edman, Klatell, and Mayer are independent directors, as “independence” is defined by the listing standards of the National Association of Securities Dealers (“NASD”).

Our bylaws authorize our board of directors to appoint among its members one or more committees, each consisting of one or more directors.  Our board of directors has established three standing committees: an audit committee, a compensation committee, and a nominating and corporate governance committee.  We intend to schedule executive sessions at each of our regularly scheduled quarterly board meetings, at which independent directors meet without the presence or participation of management.

Our board of directors has adopted charters for the audit and nominating and corporate governance committees describing the authority and responsibilities delegated to the committee by the board of directors.  Our board of directors has also adopted a Whistle Blower Policy and a Code of Ethics for the CEO and Senior Financial Officers.  We post on our website, at www.ttmtech.com, the charters of our audit and nominating and corporate governance committees; our Whistle Blower Policy, and Code of Ethics for the CEO and Senior Financial Officers, and any amendments or waivers thereto; and any other corporate governance materials contemplated by SEC or NASDAQ regulations.  These documents are also available in print to any shareholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this proxy statement.

Interested parties may communicate with our board of directors or specific members of our board of directors, including the members of our various board committees, by submitting a letter addressed to the board of directors of TTM Technologies, Inc. c/o any specified individual director or directors at the address listed herein.  Any such letters are sent to the indicated directors.

Meetings of the Board of Directors

Our board of directors held eight meetings during the fiscal year ended December 31, 2004.  All of our directors attended more than 75% of the aggregate of (i) total number of meetings of the board of directors held during fiscal year 2004, and (ii) the total number of meetings held by all committees of our board of directors on which such person served during fiscal year 2004.

Committees of the Board of Directors

Audit Committee.  The audit committee reviews and monitors our corporate financial reporting and our external audit, including, among other things, our control functions, the results and scope of the annual audit, and other services provided by our independent auditors and our compliance with legal requirements that have a significant impact on our financial reports.  The audit committee also consults with our management and our independent auditors regarding the preparation of financial statements and, as appropriate, initiates inquiries into aspects of our financial affairs.  In addition, the audit committee has the responsibility to consider and recommend the appointment of, and to pre-approve services provided by, and fee arrangements with, our independent auditors.  The current members of the audit committee are Messrs. Bass, Beck, and Mayer, each of whom is an independent director of our company under the NASD listing standards rules as well as under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002.  The board of directors has determined that Mr. Beck, who serves as chairman of the audit committee, qualifies as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC.  The audit committee held 12 meetings during fiscal year 2004.

Nominating and Corporate Governance Committee.  The nominating and corporate governance committee oversees the structure and makeup of the board and oversees the management continuity planning processes.  It establishes, monitors, and recommends the purpose, structure, and operations of the various committees of the board, the criteria and qualifications for membership of each committee, and recommends whether rotations and/or term limits are appropriate for the chair or committee members of the various committees.  In addition, the nominating and corporate governance committee recommends individuals to stand for election as directors and recommends directors to serve on each committee as a member or as chair of the committee.  It also oversees and approves the management continuity planning process, including reviewing and evaluating the succession plans relating to the chief executive officer and other executive officer positions and recommends individuals to occupy executive officer positions on the board.  Finally, the nominating and corporate governance committee reviews and makes recommendations regarding our governing documents (including our articles of incorporation and the bylaws) and our corporate governance principles.  The nominating and corporate governance committee currently consists of three members, Messrs. Beck, Klatell, and Bass.  The nominating and corporate governance committee held no meetings during fiscal year 2004.

Compensation Committee.  The compensation committee provides a general review of our compensation and benefit plans to ensure that they meet corporate objectives.  In addition, the compensation committee reviews the chief executive officer’s recommendations on compensation of our officers and adopting and changing major compensation policies and practices, and reports its recommendations to the whole board of directors for approval and authorization.  The compensation committee administers our stock plans and is currently comprised of Messrs. Edman, Klatell, and Mayer.  The compensation committee held two meetings in fiscal year 2004.

Director Compensation and Other Information

Effective as of May 4, 2005, our non-employee directors receive the following compensation: an annual cash retainer of $20,000 to attend four board meetings per year, a $1,500 payment per board meeting, a $750 payment for each committee meeting, and reimbursement of expenses relating to the board meetings.  In addition, our Chairman of the Board receives an annual cash retainer of $15,000, and the chairmen of our various board committees receive annual cash retainers as follows: $9,000 to the audit committee chairman, $4,000 to the compensation committee chairman, and $3,000 to the nominating and corporate governance committee chairman.

Upon election, each non-employee director receives an option to purchase 20,000 shares of our common stock. At each annual meeting of shareholders, each non-employee director who has served as a director for the previous six months receives an option to purchase 4,000 shares of our common stock.  The options provided to the non-employee directors expire on the grant date’s tenth anniversary and vest over a three or four-year period.

PROPOSAL TWO

ADOPTION AND APPROVAL OF MERGER AGREEMENT AND
REINCORPORATION FROM WASHINGTON TO DELAWARE

We propose to reincorporate from the state of Washington to the state of Delaware.  The reincorporation will be effected pursuant to an Agreement and Plan of Merger, dated as of June 24, 2005 (the “Merger Agreement”), by and between us and TTM Technologies, Inc., a Delaware corporation and our wholly owned subsidiary, which we will refer to as “TTM Delaware.”  Our board of directors and that of TTM Delaware unanimously approved the Merger Agreement, and subsequently we, as the sole shareholder of TTM Delaware, adopted the Merger Agreement.  The Merger Agreement is included as Exhibit A to this proxy statement.  We refer in this proxy statement to the reincorporation to be effected pursuant to the Merger Agreement as the “Reincorporation.”

Principal Reasons for the Reincorporation

For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has been the leader in adopting, construing, and implementing comprehensive and flexible corporate laws that are responsive to the legal and business needs of the corporations organized under the General Corporation Law of the State of Delaware (the “DGCL”).  Delaware has well-established, progressive principles of corporate governance that we could draw upon when making business and legal decisions.  In addition, any direct benefit that Delaware law provides to corporations indirectly benefits the shareholders, who are the owners of the corporations.  Because Delaware law is responsive to the needs of shareholders, Delaware law also directly benefits shareholders.

To take advantage of Delaware’s well-established corporate statute and body of case law, many corporations choose to incorporate initially in Delaware or choose to reincorporate in Delaware as we propose to do.  In general, we believe that Delaware provides a more predictable and flexible corporate and legal environment in which to operate than currently exists in Washington, and that we and our shareholders would benefit from such an environment.  Our board of directors has considered the following benefits available to Delaware corporations in deciding to propose the Reincorporation:

•                  the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

•                  the Delaware Court of Chancery and the Delaware Supreme Court, which regularly handle complex corporate issues and are highly regarded;

•                  the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions provide;

•                  the responsiveness and efficiency of the Division of Corporations of the Secretary of State of Delaware, which uses modern computer technology; and

•                  the Delaware General Assembly, which each year considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the DGCL continues to be responsive to the changing needs of businesses.

We believe that, as a Delaware corporation, we would be better able to continue to attract and retain qualified directors and officers than it would be able to as a Washington corporation, in part, because Delaware law provides more predictability with respect to the issue of liability of directors and officers than Washington law does.  The increasing frequency of claims against directors and officers that are litigated has greatly expanded the risks to directors and officers of exercising their respective duties.  The amount of time and money required to respond to and litigate such claims can be substantial.  Although both Washington law and Delaware law permit a corporation to include a provision in the corporation’s articles or certificate, as the case may be, of incorporation that in certain circumstances reduces or limits the monetary liability of directors for breaches of their fiduciary duty of care, Delaware law, as stated above, provides to directors and officers more predictability than Washington does and, therefore, provides directors and officers of a Delaware corporation a greater degree of comfort as to their risk of liability than that afforded under Washington law.  Reincorporation from Washington to Delaware also may make it easier to attract future candidates willing to serve on our board of directors, because many of these candidates already will be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

Anti-Takeover Implications

Washington law prohibits a “target corporation,” with certain exceptions, from engaging in certain “significant business transactions” (such as a merger, certain asset sales or issuance of additional shares) with an “acquiring person” who acquires more than 10% of the voting securities of a target corporation for a period of five years after such acquisition, unless the transaction or the initial acquisition of shares is approved by a majority of the members of the target corporation’s board of directors prior to the date of share acquisition that resulted in the acquiring person owning more than 10% of the voting securities of the target corporation.  For a Washington corporation to be covered by this provision of the WBCA, it must have a class of voting shares registered with the SEC under certain provisions of the Securities Exchange Act of 1934.  Because our common stock is so registered, as a Washington corporation, we are covered by such provisions.  For a foreign corporation to be covered by these provisions, however, among other requirements, it must have, together with all of its subsidiaries, at least $50 million of assets in Washington State and its principal executive offices located in Washington.  Because TTM Delaware does not currently meet this test, TTM Delaware will not be covered by such provisions.

Except under certain circumstances, Section 203 of the DGCL prohibits a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.”  Generally, an “interested stockholder” is a person or group that directly or indirectly controls, or has the right to acquire or control, the voting or disposition of 15% or more of the outstanding voting stock of, or is an affiliate or associate of, the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.  A “business combination” is defined broadly to include, among other things, (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder; (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries; (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested stockholder; and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

Under Section 203 of the DGCL, a business combination between a corporation and an interested stockholder is prohibited unless (i) prior to the date the person became an interested stockholder, the board of directors approves either the business combination or the transaction which results in the person becoming an interested stockholder; (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation’s voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer); or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder.

These restrictions placed on interested stockholders by Section 203 of the DGCL do not apply under certain circumstances, including but not limited to the following (i) if the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 of the DGCL, or (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203 of the DGCL, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote.  Such an amendment, however, generally will not be effective until 12 months after its adoption and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption.  TTM Delaware has not elected to opt out of the coverage of Section 203 of the DGCL.

We are not aware of any specific effort by any party to assume control of TTM.  Because the WBCA includes provisions affecting acquisitions and business combinations, the possibility that Section 203 of the DGCL may impede the accomplishment of mergers with, or the assumption of control of, TTM is not among the principal reasons for the Reincorporation.

No Change in Business, Management, Jobs or Physical Location

The Reincorporation will change our legal domicile.  However, the Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth, other than as a result of the costs incident to the reincorporation merger, which we believe are immaterial.  Our management, including all directors and officers, will remain the same following the Reincorporation and will assume identical positions with TTM Delaware.  There will be no new employment agreements for executive officers or other direct or indirect interests of the current directors or executive officers as a result of the Reincorporation.

Regulatory Approval

To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the Reincorporation would be the filing of articles of merger with the Secretary of State of Washington and the filing of a certificate of merger with the Secretary of State of Delaware.

TTM Delaware

TTM Delaware, our wholly owned subsidiary, was incorporated in Delaware on June 21, 2005, under the name “TTM Technologies, Inc.” exclusively for the purpose of merging with us to effect the Reincorporation.  The address and phone number of TTM Delaware’s principal office are the same as our current address and phone number.  Before the Reincorporation, TTM Delaware will have no material assets or liabilities and will not have carried on any business.  Upon completion of the Reincorporation, the rights of the shareholders of TTM Delaware will be governed by Delaware corporate law and the certificate of incorporation and the bylaws of TTM Delaware, which are attached as Exhibits B and C, respectively, to this proxy statement.

The Merger Agreement

The Merger Agreement provides that we will merge with and into TTM Delaware, with TTM Delaware being the surviving corporation.  Under the Merger Agreement, TTM Delaware will assume all of our assets and liabilities, including obligations under our outstanding indebtedness and contracts, and we will cease to exist as a corporate entity.  Our existing board of directors and officers will become the board of directors and officers of TTM Delaware for identical terms of office.  Our subsidiaries will become a subsidiaries of TTM Delaware.

At the effective time of the Reincorporation, each outstanding share of our common stock automatically will be converted into one share of common stock of TTM Delaware, $0.001 par value.  You will not have to exchange your existing stock certificates for stock certificates of TTM Delaware.  Upon request, TTM Delaware will issue new certificates to anyone who holds our stock certificates, provided that such holder has surrendered the certificates representing our shares in accordance with the Merger Agreement.  The Merger Agreement was unanimously approved by our board of directors and the board of directors of TTM Delaware and later was adopted by us, as the sole shareholder of TTM Delaware.  Approval of the Reincorporation proposal, which constitutes approval of the Merger Agreement, requires the affirmative vote of the holders of a majority of our common stock.

If we and TTM Delaware effect the Reincorporation, all of our employee benefit plans, including stock option and other equity-based plans, would be continued by the surviving corporation, and each stock option and other equity-based award issued and outstanding pursuant to these plans would be converted automatically into a stock option or other equity-based award with respect to the same number of shares of common stock of the surviving corporation, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award.

If our shareholders approve the Reincorporation, we and TTM Delaware plan to complete the Reincorporation as soon as practicable after our annual meeting of shareholders.  The Merger Agreement provides that our board of directors or that of TTM Delaware may abandon the Reincorporation for any reason, notwithstanding shareholder approval.  If the shareholders do not approve the Reincorporation, we and TTM Delaware would not consummate the merger and we would continue to operate as a Washington corporation.

Vote Required for the Reincorporation Proposal

The affirmative vote of a majority of the holders of our common stock is required to approve the Merger Agreement pursuant to which we and TTM Delaware would effect the Reincorporation.  A vote in favor of the Reincorporation proposal is a vote to approve the Merger Agreement.  A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the certificate of incorporation of TTM Delaware and the bylaws of TTM Delaware.  If our shareholders approve the Reincorporation and the Reincorporation becomes effective, the certificate of incorporation of TTM Delaware and the bylaws of TTM Delaware in effect immediately before the effective date of the Reincorporation would become the certificate of incorporation and bylaws of the surviving corporation.  The certificate of incorporation and bylaws of TTM Delaware are attached to this proxy statement as Exhibits B and C, respectively, and the description herein is qualified in its entirety by reference to these documents and to the text therein.

Effective Time

If the Reincorporation is approved by the requisite vote of the holders of shares of our common stock, it is anticipated that the merger, and consequently the Reincorporation, will become effective as soon as practicable after the annual meeting of shareholders.

Trading of TTM Delaware Common Stock

After the Reincorporation, those persons who were formerly our shareholders may continue to make sales or transfers using their TTM stock certificates.  TTM Delaware will issue new certificates representing shares of TTM Delaware common stock for transfers occurring after the effective date of the Reincorporation.  Upon request, TTM Delaware will issue new certificates to anyone who holds our stock certificates, provided that such holder has surrendered the certificates representing our shares in accordance with the Merger Agreement.  Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

Shareholders whose shares of our common stock were freely tradable before the Reincorporation will own shares of TTM Delaware that are freely tradable after the Reincorporation.  Similarly, any shareholders holding securities with transfer restrictions before the Reincorporation will hold shares of TTM Delaware that have the same transfer restrictions after the Reincorporation.  For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, shares issued pursuant to the Reincorporation will be deemed to have been acquired on the date the holder thereof originally acquired our shares.

After the Reincorporation, TTM Delaware will continue to be a publicly held corporation, with its common stock listed for trading on the Nasdaq National Market under the symbol “TTMI.”  TTM Delaware will also file with the SEC and provide to its shareholders the same information that we have previously filed and provided.

The voting rights, votes required for the election of directors and other matters, removal of directors, indemnification provisions, procedures for amending our articles of incorporation, procedures for the removal of directors, dividend and liquidation rights, examination of books and records and procedures for setting a record date will not change in any material way.  There are, however, material differences between the WBCA and the DGCL that are summarized below.  The summary below is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Washington and Delaware law.

Certain differences in corporate law and corporate charters and bylaws

Upon consummation of the reincorporation, our shareholders will become shareholders of TTM Delaware.  The rights of the our shareholders will cease to be defined and governed by the Washington Business Corporation Act, or WBCA, and instead will be defined and governed by the Delaware General Corporation Law, or DGCL.  In addition, upon the consummation of the reincorporation, the rights of our shareholders will no longer be defined and governed by our articles of incorporation and bylaws.  Instead, the rights of our shareholders will be defined and governed by TTM Delaware’s certificate of incorporation and bylaws.  Although the rights and privileges of shareholders of a Washington corporation in many instances are similar to those of shareholders of a Delaware corporation, there are certain differences.  These differences, described below, arise from differences between Washington and Delaware law, between the WBCA and the DGCL, and between our articles of incorporation and bylaws and TTM Delaware’s certificate of incorporation and bylaws.

Amendment to our articles of incorporation and TTM Delaware’s certificate of incorporation

The WBCA authorizes a corporation’s board of directors to make various changes to its articles of incorporation without shareholder approval.  These include changes to the corporate name, the number of outstanding shares in order to effectuate a stock split or stock dividend in the corporation’s own shares and to eliminate provisions with respect to par value of its shares.  Otherwise, amendments to a corporation’s articles of incorporation must be recommended to the shareholders by the board of directors, unless the board of directors determines that because of a conflict of interest or other special circumstances, it should make no recommendation.  Such amendment then must, for public companies, be approved by a majority of all votes entitled to be cast by each voting group which has a right to vote on the amendment, unless a higher proportion is specified in the articles of incorporation, by the board of directors as a condition to its recommendation, or by provisions of the WBCA.  Our current articles of incorporation provide that the affirmative vote of the holders of 80% of the shares entitled to vote is required to amend certain provisions of our articles of incorporation.

Under the DGCL, all amendments to a corporation’s certificate of incorporation require the approval of shareholders holding a majority of the voting power of the corporation unless a higher proportion is specified in the certificate of incorporation.  Like our articles of incorporation, TTM Delaware’s certificate of incorporation provides that the affirmative vote of the holders of 80% of the shares entitled to vote is required to amend certain provisions of TTM Delaware’s certificate of incorporation.

Mergers, acquisitions and other transactions

Under the WBCA, a merger, share exchange, consolidation, sale of substantially all of a corporation’s assets other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of a majority of directors when a quorum is present, and by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless a higher proportion is specified in the articles of incorporation.

The WBCA also provides that certain mergers need not be approved by the shareholders of the surviving corporation if (i) the articles of incorporation will not change in the merger, except for specified permitted amendments, (ii) no change occurs in the number, designations, preferences, limitations and relative rights of shares held by those shareholders who were shareholders prior to the merger, (iii) the number of voting shares outstanding immediately after the merger, plus the voting shares issuable as a result of the merger, will not exceed the authorized voting shares specified in the surviving corporation’s articles of incorporation immediately prior to the merger, and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed the authorized participating shares specified in the corporation’s articles of incorporation immediately prior to the merger.  Our articles of incorporation do not make any provision with respect to such mergers.  Our bylaws do require that notice of a shareholders’ meeting at which the shareholders will be called to act upon an amendment to our articles of incorporation, a plan of merger or share exchange, or  a proposed sale of assets other than in the regular course of business must be give no less than 20 days nor more than 60 days prior to the meeting date to all shareholders of record.

Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation’s assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote.  No vote of shareholders of a constituent corporation surviving a merger, however, is required (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the certificate of incorporation of the surviving corporation, (ii) each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger, and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger.  The certificate of incorporation and bylaws of TTM Delaware do not make any provision with respect to such mergers, and do not provide for any special notice requirements.

Special meetings of shareholders

Under Washington law, a special meeting of shareholders may be called by the board of directors, any person authorized to do so by the articles of incorporation or bylaws, or by a designated percentage of shareholders who are entitled to vote at such meeting.  Our articles of incorporation provide that the Chairman of the Board, a majority of the board of directors, our chief executive officer or our secretary may call a special meeting of the shareholders.  Shareholders holding a majority of our outstanding shares may also call a special meeting of shareholders by following the procedures in our articles of incorporation and bylaws.  Under Delaware law, a special meeting may be called by the board of directors and only such other persons as are authorized by the certificate of incorporation or the bylaws of the Delaware corporation.  Like our articles of incorporation, the TTM Delaware certificate of incorporation provides that shareholders holding a majority of our outstanding shares may also call a special meeting of shareholders by following the procedures in our articles of incorporation and bylaws.

Shareholder action without a meeting

Under the WBCA, action without a meeting by shareholders of corporations that are public companies may be taken only if written consents setting forth such action are signed by holders of all of the outstanding shares entitled to vote thereon.  The DGCL and TTM Delaware’s certificate of incorporation, however, authorize action without a meeting by shareholders of any corporation if consents are received from holders of the minimum number of shares necessary to approve the action.

Class voting

Under the WBCA, a corporation’s articles of incorporation may authorize one or more classes of shares that have special, conditional or limited voting rights, including the right to vote on certain matters as a group.  Our articles of incorporation provide that all common stock votes together as a single class.  Under the WBCA, a corporation’s articles of incorporation may not limit the rights of holders of a class to vote as a group with respect to certain amendments to the articles of incorporation and certain mergers that adversely affect the rights of holders of that class.  The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.

Cumulative voting

Under Washington law, unless the articles of incorporation provide otherwise, shareholders are entitled to use cumulative voting in the election of directors.  Delaware law permits cumulative voting if provided in the certificate of incorporation.  Neither our articles of incorporation nor TTM Delaware’s certificate of incorporation permit or provide for cumulative voting.

Preemptive rights

Under Washington law, a shareholder possesses preemptive rights unless such rights are specifically denied in the articles of incorporation.  Under Delaware law, a shareholder does not possess preemptive rights unless such rights are specifically granted in the certificate of incorporation.  Our articles of incorporation deny preemptive rights, and TTM Delaware’s certificate of incorporation does not provide for preemptive rights.

Removal of directors

Under the WBCA, shareholders may remove one or more directors with or without cause, unless the articles provide otherwise.  Our articles of incorporation provide that directors may only be removed for cause by a majority vote of shareholders entitled to vote at an election of directors.  Under the DGCL, the affirmative vote of a majority of the shares entitled to vote for the election of directors is required to remove directors, with or without cause.  Like our articles of incorporation, TTM Delaware’s certificate of incorporation provides that directors may only be removed for cause by a majority vote of shareholders entitled to vote at an election of directors.

Dividend sources

Under Washington law, a board of directors may authorize a corporation to make distributions to its shareholders subject to any restrictions imposed by the articles of incorporation, provided that no distribution may be made if after giving it effect (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Under Delaware law, a board of directors may authorize a corporation to make distributions to its shareholders, subject to any restrictions in its certificate of incorporation, either (i) out of surplus, or (ii) if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or the preceding fiscal year.  Under Delaware law, no distribution out of net profits is permitted, however, if the corporation’s capital is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, until such deficiency has been repaired.  Neither our articles of incorporation nor TTM Delaware’s certificate of incorporation provide additional requirements regarding the distribution of dividends.

Transactions with officers and directors

The WBCA sets forth a safe harbor for transactions between a corporation and one or more of its directors.  A conflicting interest transaction may not be enjoined, set aside or give rise to damages if (i) it is approved by a majority of the qualified directors on the board of directors or an authorized committee, but in either case no fewer than two qualified directors, (ii) it is approved by the affirmative vote of all qualified shares, or (iii) at the time of commitment, the transaction was fair to the corporation.  For purposes of this provision, “qualified director” is one who does not have (a) a conflicting interest respecting the transaction, or (b) a familial, financial, professional or employment relationship with a non-qualified director which relationship would reasonably be expected to exert an influence on the qualified director’s judgment when voting on the transaction.  “Qualified shares” are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.

The DGCL and Delaware TTM’s bylaws provide that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum, (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders, or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the shareholders.

Appraisal or dissenters’ rights

Under the WBCA, a shareholder is entitled to dissent and, upon perfection of his or her appraisal right, to obtain fair value of his or her shares in the event of certain corporate actions, including certain mergers, consolidations, share exchanges, sales of substantially all assets of the corporation and amendments to the corporation’s articles of incorporation that materially and adversely affect shareholder rights.  As discussed below under “Dissenters’ Rights,” Washington law does not generally recognize dissenters’ rights of appraisal with respect to a reincorporation merger.

Under the DGCL, appraisal rights are available only in connection with certain mergers or consolidations, unless otherwise provided in the corporation’s certificate of incorporation.  Even in the event of such mergers or consolidations, unless the certificate of incorporation otherwise provides, the DGCL does not provide appraisal rights if (i) the shares of the corporation are listed on a national securities exchange or designated as a “National Market System” security or held of record by more than 2,000 shareholders (as long as in the merger the shareholders receive shares of the surviving corporation or any other corporation whose shares are listed on a national securities exchange, designated as a National Market System security, or held of record by more than 2,000 shareholders), or (ii) the corporation is the surviving corporation and no vote of its shareholders is required for the merger under the DGCL.  Our common stock is listed on The Nasdaq Stock Market which is a National Market System and, therefore, following the Reincorporation, shareholders of TTM Delaware will not have statutory appraisal rights under the DGCL in such mergers as they would under the WBCA.

Limitation of liability for directors

The WBCA provides that a corporation’s articles of incorporation may include a provision that prospectively eliminates or limits, to a degree not inconsistent with law, the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director.  The provision, however, may not eliminate or limit liability of a director for acts or omissions that involve intentional misconduct by a director or a knowing violation of law by a director, for unlawful distributions, or for any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled.  Our articles of incorporation include this limitation of liability.

Under the DGCL, a corporation may adopt a provision in its certificate of incorporation that prospectively eliminates or limits, with certain exceptions, the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty as a director.  Under the DGCL, however, a corporation is not allowed to eliminate or limit director monetary liability for (i) breaches of the director’s duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) unlawful dividends, stock repurchases or redemptions, or (iv) transactions from which the director received an improper personal benefit.  The TTM Delaware certificate of incorporation eliminates the liability of directors to the fullest extent permissible under Delaware law.

Indemnification of directors and officers

Under the WBCA, if authorized by the articles of incorporation, a bylaw adopted or ratified by shareholders, or a resolution adopted or ratified, before or after the event, by the shareholders, a corporation has the power to indemnify a director or officer made a party to a proceeding, or advance or reimburse expenses incurred in a proceeding, under any circumstances, except that no such indemnification shall be allowed on account of (i) acts or omissions of the directors finally adjudged to be intentional misconduct or a knowing violation of the law, (ii) conduct of the director finally adjudged to be an unlawful distribution, or (iii) any transaction with respect to which it was finally adjudged that such director personally received a benefit in money, property or services to which the director was not legally entitled.

Under the WBCA a corporation may indemnify the reasonable expenses of an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding for the individual’s reasonable expenses incurred in connection with the proceeding if the individual acted in good faith, and, in the case of conduct in the individual’s official capacity, he or she reasonably believed his or her conduct was in the best interests of the corporation (in all other cases, the individual must have reasonably believed that the conduct was not opposed to the corporation’s best interests).  In the case of a criminal proceeding, the individual must have had no reasonable cause to believe the conduct was unlawful.  A corporation may not indemnify a director if the director is adjudged liable to the corporation, or the director is adjudged liable for receiving improper personal benefit in an action charging the same.  Our articles of incorporation and bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by Washington law.

Under the DGCL, a corporation may not indemnify any director, officer, employee or agent made or threatened to be made party to any threatened, pending or completed proceeding unless such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal proceedings, had no reasonable cause to believe that his or her conduct was unlawful.  The DGCL also establishes several mandatory rules for indemnification.  In the case of a proceeding by or in the right of the corporation to procure a judgment in its favor (e.g., a shareholder derivative suit), a corporation may indemnify an officer, director, employee or agent if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation.  No person, however, adjudged to be liable to the corporation may be indemnified unless, and only to the extent that, the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court deems proper.  A director, officer, employee, or agent who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL’s indemnification provisions must be indemnified by the corporation for reasonable expenses incurred therein, including attorneys’ fees.  TTM Delaware’s certificate of incorporation and bylaws provide for mandatory indemnification of its officers and directors and certain other persons to the fullest extent permissible under the DGCL.

We have included undertakings in various registration statements filed with the SEC that, in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Securities Act of 1933, we will submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue, unless in the opinion of our counsel the matter has been settled by controlling precedent.

Interests of Board of Directors and Officers

The members of our board of directors and officers may be deemed to have a personal interest in the effectuation of the Reincorporation, because, as directors and officers of TTM Delaware, they may personally benefit from the indemnification and limitation of liability provisions of the Delaware Certificate.

This proxy statement merely summarizes certain differences between the corporation laws of Washington and Delaware.  Many provisions of the WBCA and the DGCL may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects.  The discussion contained in this proxy statement is not a substitute for direct reference to the statutes themselves or for professional interpretation of them.

Dissenters’ Rights

Under the WBCA, a shareholder is entitled to dissent and, upon perfection of his or her appraisal right, to obtain fair value of his or her shares in the event of certain corporate actions, including certain mergers, consolidations, share exchanges, sales of substantially all assets of the corporation and amendments to the corporation’s articles of incorporation that materially and adversely affect shareholder rights.  In China Products North America, Inc. v. Manewal, et al, 69 Wash. App. 767, 850 P.2d 565 (1993), the Washington Court of Appeals held that although a merger is among the corporate actions that would trigger dissenters’ rights under the Washington law, a merger of an existing corporation into a shell subsidiary corporation formed for the sole purpose of changing corporate domicile from Washington to Delaware is not a significant enough change in the scope of the business enterprise or in shareholders rights to warrant the triggering of dissenters’ rights.  Accordingly, although under Washington law shareholders have the right, under certain circumstances, to dissent from certain corporate reorganizations and receive cash for their shares, Washington law does not permit dissenters’ rights in connection with the Reincorporation.

Under the DGCL, appraisal rights are available only in connection with certain mergers or consolidations, unless otherwise provided in the corporation’s certificate of incorporation.  Even in the event of such mergers or consolidations, unless the certificate of incorporation otherwise provides, the DGCL does not provide appraisal rights if (i) the shares of the corporation are listed on a national securities exchange or designated as a “National Market System” security or held of record by more than 2,000 shareholders (as long as in the merger the shareholders receive shares of the surviving corporation or any other corporation whose shares are listed on a national securities exchange, designated as a National Market System security, or held of record by more than 2,000 shareholders), or (ii) the corporation is the surviving corporation and no vote of its shareholders is required for the merger under the DGCL.  Our common stock is listed on The Nasdaq Stock Market which is a National Market System and, therefore, following the Reincorporation, shareholders of TTM Delaware will not have statutory appraisal rights under the DGCL in such mergers as they would under the WBCA.

Accounting Treatment

The Reincorporation would be accounted for as a reverse merger under which, for accounting purposes, we would be considered the acquiror and the surviving corporation would be treated as the successor to our historical operations.  Accordingly, our historical financial statements would be treated as the financial statements of the surviving corporation.

Certain Federal Income Tax Consequences of Reincorporation

We intend the Reincorporation to be a tax-free reorganization under the Internal Revenue Code.  Assuming the reincorporation qualifies as a reorganization, the holders of our common stock will not recognize any gain or loss under U.S. federal tax laws as a result of the occurrence of the Reincorporation, and neither will we or TTM Delaware.  Each holder will have the same basis in our common stock received as a result of the Reincorporation as that holder has in the corresponding our common stock held at the time the Reincorporation occurs.

We have discussed solely U.S. federal income tax consequences and have done so only for general information.  We did not address all of the federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise.  We did not address the tax consequences under state, local or foreign laws.

We based our discussion on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect.  We have neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation.  There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences we discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

The board of directors recommends a vote “For” this proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of each class of common stock beneficially owned as of May 31, 2005, by (a) each of our directors and nominees for director, (b) each of our current executive officers, (c) all of our directors and current executive officers as a group, and (d) each person known by us to own beneficially more than five percent of our outstanding common stock.

Beneficial Ownership Table

	Shares Beneficially Owned
Name and Address of Beneficial Owner(1)	Number	Percent(2)

Directors and Executive Officers:
Kenton K. Alder (3)	495,823	1.2%
Stacey M. Peterson (4)	186,810	*
O. Clay Swain (5)	253,152	*
Shane S. Whiteside (6)	308,926	*
James K. Bass (7)	20,000	*
Richard P. Beck (7)	25,000	*
Thomas T. Edman	—	*
Robert E. Klatell	—	*
John G. Mayer (7)	20,000	*
All directors and executive officers as a group (9 persons) (8)	1,309,711	3.2%

5% Shareholders:
AXA Financial, Inc. (9)	3,148,950	7.6%
Royce & Associates, LLC (10)	4,623,700	11.2%
Lazard Asset Management LLC (11)	2,436,805	5.9%
JPMorgan Chase & Co. (12)	2,119,820	5.1%

*      Represents less than 1% of our outstanding common stock.

(1)   Except as otherwise indicated, the address of each person listed on the table is 2630 S. Harbor Blvd, Santa Ana, CA, 92704.

(2)   We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we have included the shares of common stock subject to options and warrants held by that person that are currently exercisable or will become exercisable within 60 days after May 31, 2005, but we have not included those shares for purposes of computing percentage ownership of any other person. We have assumed unless otherwise indicated that the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Beneficial ownership is based on 41,278,143 shares of our common stock outstanding as of May 31, 2005.

(3)   Includes 1,500 shares held by Mr. Alder’s children and 417,354 shares issuable upon exercise of options within 60 days of May 31, 2005.

(4)   Includes 186,810 shares issuable upon exercise of options within 60 days of May 31, 2005.

(5)   Includes 252,152 shares issuable upon exercise of options within 60 days of May 31, 2005.

(6)   Includes 268,926 shares issuable upon exercise of options within 60 days of May 31, 2005.

(7)   Includes 20,000 shares issuable upon exercise of options within 60 days of May 31, 2005.

(8)   Includes 1,185,242 shares issuable upon exercise of options within 60 days of May 31, 2005.

(9)   Based on a Schedule 13G/A jointly filed on February 14, 2005 with the SEC by the following: (i) AXA Assurances I.A.R.D Mutuelle, AXA Assurances Vie Mutuelle, and AXA Courtage Assurance Mutuelle as a group (collectively, the “Mutuelles AXA”), (ii) AXA, including AXA Rosenberg Investment Management, an AXA entity, and (iii) AXA Financial, Inc., including its subsidiaries Alliance Capital Management L.P. and AXA Equitable Life Insurance Company. Mutuelles AXA owns AXA, which, in turn, owns AXA Financial, Inc. Mutuelles AXA, as a group, act as a parent holding company to AXA, AXA Rosenberg Investment Management, AXA Financial, Inc., Alliance Capital Management L.P. and AXA Equitable Life Insurance Company. AXA acts as a parent holding company to AXA Rosenberg Investment Management. AXA Financial, Inc. acts as a parent holding company to Alliance Capital Management L.P., an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, and AXA Equitable Life Insurance Company, an insurance company and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. The 3,148,950 shares beneficially owned by Mutuelles AXA and AXA reflect 298,950 shares owned by AXA Rosenberg Investment Management LLC, 2,322,250 shares acquired by Alliance Capital Management L.P. on behalf of client discretionary investment advisory accounts, and 527,750 shares acquired by AXA Equitable Life Insurance Company. The address for AXA Financial, Inc. is 1290 Avenue of the Americas, New York, New York 10104.

(10) Based on Schedule 13G/A filed on February 3, 2005 with the SEC by Royce & Associates, LLC (“Royce”), an investment adviser registered under Section 203 of the Investment Advisers Act of 1940.  The address for Royce is 1414 Avenue of the Americas, New York, New York 10019.

(11) Based on Schedule 13G filed on February 14, 2005 with the SEC by Lazard Asset Management LLC (“Lazard”), an investment adviser registered under Section 203 of the Investment Advisers Act of 1940.  The address for Lazard is 30 Rockefeller Plaza, New York, New York 10112.

(12) Based on Schedule 13G filed on February 11, 2005 with the SEC by JPMorgan Chase & Co. (“JPMorgan”), as a parent holding company to JPMorgan Chase Bank, National Association, J.P. Morgan Investment Management, Inc., and Bank One Trust Co., N.A.  The address for JPMorgan is 270 Park Ave., New York, New York 10017.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than 10% of a registered class of our securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms that we received during the fiscal year ended December 31, 2004, and written representations that no other reports were required, we believe that each person who at any time during such fiscal year was a director, officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during fiscal year 2004.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation for the fiscal years ended December 31, 2004, 2003, and 2002 earned by our Chief Executive Officer and by our other executive officers whose cash salary and bonus exceeded $100,000 in 2004.

Summary Compensation Table

						Long-Term Compensation
	Annual Compensation					Awards	Payouts
Name and Principal Position	Year	Salary($)	Bonus($)		Other Annual Compensation ($)(1)	Securities Underlying Options(#)	LTIP Payouts ($)	All Other Compensation ($)(2)
Kenton K. Alder	2004	292,596	324,000	(3)	—	—	—	1,650
Chief Executive Officer,	2003	272,500	75,000	(4)	—	210,000	—	2,411
President and Director	2002	266,442	—		—	85,000	—	1,179

Stacey M. Peterson	2004	186,230	166,250	(3)	—	—	—	1,315
Senior Vice President, Chief	2003	176,000	40,300	(4)	—	110,000	—	1,218
Financial Officer and Secretary	2002	175,077	—		—	61,000	—	1,931

O. Clay Swain	2004	161,714	145,250	(3)	—	—	—	816
Senior Vice President, Sales	2003	150,080	37,300	(4)	—	110,000	—	—
and Marketing	2002	147,366	—		—	41,000	—	—

Shane S. Whiteside	2004	218,269	185,500	(3)	—	—	—	1,641
Senior Vice President and	2003	210,914	40,500	(4)	—	110,000	—	1,502
Chief Operating Officer	2002	147,366	—		—	60,000	—	1,412

(1)          Except as otherwise provided in this table, no amounts for perquisites and other personal benefits received by any of the named executive officers are shown because the aggregate dollar amounts were lower than the reporting requirements established by the rules of the SEC.

(2)          Represents matching contributions by us under our 401(K) plan.

(3)          Represents a bonus paid in 2005 based on our performance in 2004.

(4)          Represents a bonus paid in 2004 based on our performance in 2003.

Stock Option Grants

We did not grant any stock options in 2004 to our Chief Executive Officer or any of our other executive officers, nor did we grant any stock appreciation rights in 2004.

Stock Option Exercises and Values for Fiscal 2004

The following table sets forth information, with respect to our executive officers named in the Summary Compensation Table, concerning options exercised in 2004 and unexercised options held by them as of the end of such fiscal year:

	Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value
	Shares		Number of Unexercised Options at		Value of Unexercised In-the-Money Options at
	Acquired	Value	December 31, 2004		December 31, 2004($)(1)
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Kenton K. Alder	248,930	$2,304,625	375,323	239,000	$2,244,652	$350,190
Stacey M. Peterson	60,790	796,200	127,510	135,200	514,511	237,750
O. Clay Swain	44,130	612,802	157,527	125,425	723,574	151,440
Shane Whiteside	35,200	249,892	181,801	131,125	1,141,781	236,760

(1)          The closing sale price per share for our common stock as reported by the Nasdaq National Market on December 31, 2004, was $11.80.  The option value is calculated by multiplying (a) the positive difference, if any, between $11.80 and the option exercise price by (b) the number of shares of common stock underlying the option.

Employment Agreements and Change of Control Arrangements

Stacey M. Peterson.  In February 2000, we entered into a letter agreement with Stacey M. Peterson, our Chief Financial Officer. Pursuant to the agreement, if Ms. Peterson is terminated without cause, she will receive salary continuation for six months.

Incentive Plans

Cash Incentive Compensation

We established a cash incentive compensation program to provide a means of attracting and retaining capable employees and increasing the incentive to key employees to maximize the value of our company. Eligible employees receive a bonus equal to a percentage of their salary based on the achievement of individual performance goals and the Company’s attainment of certain operating income levels, as determined by our Compensation Committee.

2000 Equity Compensation Plan

In September 2000, we adopted a new equity compensation plan. The purpose of the equity compensation plan is to attract, motivate, and retain officers, employees, and consultants and reward such individuals for their contribution to our success. The plan provides for the grant of a variety of equity-based awards including, without limitation, stock options, incentive stock options, restricted stock, stock awards, and stock appreciation rights. Awards under the plan may constitute “qualified performance-based compensation” as defined in Section 162(m) of the Internal Revenue Code. A maximum of 3,547,158 shares can be issued over the life of this plan.  In connection with our initial public offering in September 2000, we granted our employees an aggregate of 70,832 shares.  The stock awards were fully vested as of the date of grant.  No other awards have been granted under our 2000 Equity Compensation Plan.

Amended and Restated Management Stock Option Plan

In 2004, we approved, and our shareholders approved, amendments to our Management Option Plan.  The plan provides for the grant of stock options and incentive stock options to our key employees and consultants for the purpose of encouraging them to continue their association with us and to acquire a proprietary stake in the company and its future growth.  Awards under this plan may constitute “qualified performance-based compensation” as defined in Section 162(m) of the Internal Revenue Code.  A maximum of 5,547,158 shares of our common stock can be issued over the life of this plan.  As of May 31, 2005, 1,921,396 shares of common stock have been issued upon exercise of options granted under the Management Option Plan, and there were outstanding options to acquire 2,876,654 shares of common stock under the Management Option Plan.  As of that date, an additional 4,203,489 shares of common stock were available for grant under the Management Option Plan.

401(K) Plan

We and our subsidiaries sponsor a defined contribution plan intended to qualify under Section 401 of the Internal Revenue Code, or a 401(k) plan. All non-union employees are eligible to participate in the plan on the first of the month following 90 days of employment. Participants may elect to make pre-tax contributions to the plan subject to a statutorily prescribed annual limit. Participants are fully vested in their contributions and the investment earnings. At our discretion, we make matching contributions to the 401(k) plan based upon employee contributions and profit sharing as provided for in the plan. Contributions by the participants to the 401(k) plan, and the income earned on these contributions, are generally not taxable to the participants until withdrawn.

Equity Compensation Plan Information

The following table sets forth information with respect to our common stock that may be issued upon the exercise of stock options, warrants, and rights under our Amended and Restated Management Stock Option Plan and our 2000 Equity Compensation Plan as of December 31, 2004.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity Compensation Plans Approved by Shareholders	2,845,397	$9.32	4,498,989

Equity Compensation Plans Not Approved by Shareholders	—	—	—

Total	2,845,397	$9.32	4,498,989

Report of the Compensation Committee

The following Report on Executive Compensation and the Report of the Audit Committee and performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference in any other filing of ours under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this Report or the performance graph by reference therein.

Under rules established by the Securities and Exchange Commission, we are required to provide a report explaining the rationale and considerations that led to fundamental compensation decisions affecting our executive officers (including the executive officers named in the Summary Compensation Table above) during the past fiscal year.  The report of our compensation committee is set forth below.

Kenton K. Alder became our President and Chief Executive Officer in March 1999.  In 2004, Mr. Alder ‘s base salary was $300,000, which the compensation committee believes to be consistent with industry parameters.  Mr. Alder received a bonus for 2004 equaling $324,000 based on our company achieving certain EBITA targets established by our compensation committee.  The compensation committee believes that the attributes of Mr. Alder’s compensation provide appropriate performance-based incentives.

The compensation committee’s general philosophy with respect to the compensation of our other executive officers has been to recommend competitive compensation programs designed to attract and retain key executives critical to our long-term success and to recognize an individual’s contribution and personal performance.  Given our substantial increase in value and other important factors, all of our executive officers received a bonus for 2004.  In addition, we maintain stock option plans designed to attract and retain executive officers and other employees and to reward them for delivering long-term value to us.

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to public companies for certain compensation in excess of $1 million paid to a corporation’s chief executive officer or any of its four other most highly compensated executive officers.  Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met.  We have structured our equity-based compensation plans (i.e., obtained shareholder approval of plans) to qualify the compensation income deemed to be received upon the exercise of stock options granted under the plans as performance-based compensation.  We are not currently subject to the limitations of Section 162(m) because none of our executive officers received cash payments from us during 2004 in excess of $1 million.

Dated as of June 24, 2005:

Thomas J. Edman

Robert E. Klatell

John G. Mayer

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2004, our compensation committee consisted of Messrs. Edman, Goettman, Mayer, and Moran.  None of these individuals had any contractual or other relationships with us during such fiscal year except as directors.  No interlocking relationship exists between any member of our compensation committee and any member of any other company’s board of directors or compensation committee.

Report of the Audit Committee

The board of directors has appointed an audit committee consisting of three directors.  All members of the audit committee are able to read and understand fundamental financial statements, including our balance sheet, income statement, and cash flow statement.  At least one member of the audit committee has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibility.  Our board of directors has determined that Messrs. Bass, Beck, and Mayer are independent directors, as defined by Rule 4200(a)(14) of the NASD’s listing standards.

The primary responsibility of the audit committee is to assist the company’s board of directors in fulfilling its responsibility to oversee management’s conduct of the company’s financial reporting process, including overseeing the financial reports and other financial information provided by the company to governmental or regulatory bodies (such as the Securities and Exchange Commission), the public, and other users thereof; the company’s systems of internal accounting and financial controls; and the annual independent audit of the company’s financial statements.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  The independent auditors are responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements with management and the independent auditors.  The audit committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.  This included a discussion of the auditors’ judgments as to the quality, not just the acceptability, of the company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards.  In addition, the audit committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No. 1.  The audit committee also discussed with the independent auditors the auditors’ independence from management and the company, including the matters covered by the written disclosures and letter provided by the independent auditors.

The audit committee discussed with the company’s independent auditors the overall scope and plans for their audits.  The audit committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the company, the internal controls, and the overall quality of the financial reporting.  The audit committee held 12 meetings during the fiscal year ended December 31, 2004.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board of directors approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

This report has been furnished by the audit committee to the company’s board of directors.

James K. Bass

Richard P. Beck

John G. Mayer

PERFORMANCE GRAPH

The following graph compares, for the period from September 21, 2000 to December 31, 2004, the cumulative total shareholder return on our common stock against the cumulative total return of:

•                  the Nasdaq Composite Index; and

•                  a peer group consisting of us and two other publicly traded printed circuit board companies that we have selected.

The graph assumes $100 was invested in our common stock on September 21, 2000, the date on which our common stock became registered under Section 12 of the Securities Exchange Act of 1934 as a result of our initial public offering, and an investment in each of the peer group and the Nasdaq Composite Index, and the reinvestment of all dividends.  The companies included in the peer group are Sanmina Corporation (Nasdaq NM: SANM) and Merix Corporation (Nasdaq NM: MERX).  We previously included DDi Corp. in our peer group, however that company declared bankruptcy in 2003.  As a result, the value of a share of common stock of DDi Corp. before bankruptcy bears no relation to the value of a share of its common stock post-bankruptcy and therefore is no longer indicative of comparable performance to our common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We had an agreement with TC Management, L.L.C., TC Management IV, L.L.C. and Brockway Moran & Partners Management, L.P. (collectively, “the Equity Sponsors”), entities owned by certain of our shareholders, which obligated us to pay these entities a financial advisory fee of 1.5% of the first $50,000,000 of the proceeds or value of any transaction with respect to which the three entities rendered financial advisory services, and 1% of any amount of proceeds or value in excess of $50,000,000 until such time as these entities and their affiliates, on a combined basis, owned less than 25% of our total outstanding voting capital stock.

In connection with the secondary offering in February 2002, we paid the Equity Sponsors a $258,000 financial advisory fee.  In connection with the purchase of Advanced Circuits in 2002, we paid the Equity Sponsors a $500,000 financial advisory fee and $40,000 for certain out-of-pocket expenses which were accounted for as direct acquisition costs.

As a result of the secondary offering in September 2003, the Equity Sponsors and their affiliates no longer owned 25% of our total outstanding voting capital stock, and we were no longer obligated to pay the financial advisory fee previously discussed.

In connection with a secondary offering declared effective in June 2004 and completed in December 2004, we incurred $339,000 of offering-related expenses reflected within general and administrative expense.  We did not sell shares in this offering but incurred these expenses pursuant to a registration rights agreement between the Equity Sponsors and us.  Upon the completion of this offering in December 2004, the Equity Sponsors no longer have any equity interest in us and the management agreement has terminated.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

KPMG LLP was our independent registered public accountants for the years ended December 31, 2003 and 2004 and will serve in that capacity for the 2005 fiscal year unless the audit committee deems it advisable to make a substitution.  We anticipate that representatives of KPMG LLP will attend the annual meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Audit Fees

The following is a summary of fees, all of which were approved by the audit committee, billed by KPMG LLP for audit and other professional services during the period from January 1, 2003 through December 31, 2004:

	2003	2004
Audit fees	$500,000	$1,156,000
Audit-related fees	—	—
Tax fees	63,000	86,900
All other fees	—	—
Total	$563,000	$1,242,000

“Audit fees” are fees that we paid to KPMG for the audits of our annual financial statements and management’s assessment of internal control over financial reporting included in the Form 10-K, reviews of financial statements included in Forms 10-O and fees related to public offering filings.

Pre-Approval Policy for Independent Registered Public Accountants’ Fees

In 2003, our audit committee adopted a formal policy concerning pre-approval of audit and non-audit services to be provided by our independent registered public accountants. The policy requires that all proposed services to be provided by KPMG LLP must be pre-approved by the audit committee before any services are performed. This policy includes all audit, tax and consulting services that KPMG LLP may provide to the Company. In evaluating whether to engage KPMG LLP for non-audit services, our audit committee considers whether the performance of services other than audit services is compatible with maintaining the independence of KPMG LLP.

2004 ANNUAL REPORT ON FORM 10-K

We have mailed with this proxy statement a copy of our annual report to each shareholder of record as of June 30, 2005.  If a shareholder requires an additional copy of our annual report, we will provide one, without charge, on the written request of any such shareholder addressed to our Secretary at TTM Technologies, Inc., 2630 South Harbor Blvd., Santa Ana, California 92704.

SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

We must receive shareholder proposals that are intended to be presented at our annual meeting of shareholders to be held during calendar year 2006 no later than April 15, 2006, in order to be included in the proxy statement and form of proxy relating to such meeting.  Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, we intend to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek to have us include the proposed matter in the proxy statement for the annual meeting to be held during calendar 2006, except in circumstances where (a) we receive notice of the proposed matter no later than April 15, 2006, and (b) the proponent complies with the requirements set forth in Rule 14a-4.

OTHER MATTERS

As of the date of this proxy statement, we know of no matter that will be presented for consideration at the annual meeting other than the election of directors and the approval of the Reincorporation.  If, however, any other matter should properly come before the annual meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By Order of the Board of Directors,

/s/ Stacey M. Peterson
Secretary

Santa Ana, California
July 14, 2005

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of June 24, 2005, is made and entered into by and between TTM Technologies, Inc., a Washington corporation (the “Parent”) and TTM Technologies, Inc., a Delaware corporation (the “Subsidiary”).

RECITALS:

A.            The Parent is a corporation organized and existing under the laws of the State of Washington.

B.            The Subsidiary is a corporation organized and existing under the laws of the State of Delaware and is a wholly owned subsidiary of the Parent.

C.            The Parent and the Subsidiary, and their respective boards of directors, deem it advisable and to the advantage, welfare, and best interests of the corporations and their respective shareholders to merge Parent with and into Subsidiary pursuant to the provisions of the Washington Business Corporation Act (the “WBCA”) and the Delaware General Corporation Law (the “DGCL”) upon the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Parent shall be merged into the Subsidiary (the “Merger”) upon the terms and conditions hereinafter set forth.

ARTICLE I.
PRINCIPAL TERMS OF THE MERGER

Section  1.1            Merger.  On the Effective Date (as defined in Section 4.1), the Parent shall be merged into the Subsidiary, the separate existence of the Parent shall cease and the Subsidiary (following the Merger referred to as the “Surviving Corporation”) shall operate under the name “TTM Technologies, Inc.” by virtue of, and shall be governed by, the laws of the State of Delaware.  The address of the registered office of the Surviving Corporation in the State of Delaware will be The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware.

Section  1.2            Certificate of Incorporation of the Surviving Corporation.  The Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of the Subsidiary as in effect on the date hereof without change unless and until amended in accordance with applicable law.

Section  1.3            Bylaws of the Surviving Corporation.  The Bylaws of the Surviving Corporation shall be the Bylaws of the Subsidiary as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.

Section  1.4            Directors and Officers.  At the Effective Date of the Merger, the directors and officers of the Subsidiary in office at the Effective Date of the Merger shall become the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and qualified.

ARTICLE II.

CONVERSION, CERTIFICATES AND PLANS

Section  2.1            Conversion of Shares.  At the Effective Date of the Merger, each of the following transactions shall be deemed to occur simultaneously:

(a)           Common Stock.  Each share of the Parent’s common stock, no par value per share (the “Parent’s Common Stock”), issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation’s common stock, $.001 par value per share (the “Surviving Corporation’s Common Stock”).

(b)           Options.  Each option to acquire shares of the Parent’s Common Stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an equivalent option to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation’s Common Stock, which is equal to the number of shares of the Parent’s Common Stock that the optionee would have received had the optionee exercised such option in full immediately prior to the Effective Date of the Merger (whether or not such option was then exercisable) and the exercise price per share under each of said options shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the instrument granting such option.

(c)           Other Rights.  Any other right, by contract or otherwise, to acquire shares of the Parent’s Common Stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation’s Common Stock which is equal to the number of shares of the Parent’s Common Stock that the right holder would have received had the right holder exercised such right in full immediately prior to the Effective Date of the Merger (whether or not such right was then exercisable) and the exercise price per share under each of said rights shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the agreement granting such right.

(d)           Cancellation of Subsidiary Shares Held by Parent.  Each share of the Subsidiary’s common stock issued and outstanding immediately prior to the Effective Date of the Merger and held by the Parent shall be canceled without any consideration being issued or paid therefor.

Section  2.2            Stock Certificates.  After the Effective Date of the Merger, each certificate theretofore representing issued and outstanding shares of the Parent’s Common Stock will thereafter be deemed to represent one share of the same class and series of capital stock of the Subsidiary.  The holders of outstanding certificates theretofore representing the Parent’s Common Stock will not be required to surrender such certificate to the Parent.

Section  2.3            Employee Benefit and Compensation Plans.  At the Effective Date of the Merger, each employee benefit plan, incentive compensation plan and other similar plans to which the Parent is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation.  To the extent any employee benefit plan, incentive compensation plan or other similar plan of the Parent provides for the issuance or purchase of, or otherwise relates to, the Parent’s Common Stock, after the Effective Date of the Merger such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the same class and series of the Surviving Corporation’s common stock.

ARTICLE III.

TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

Section  3.1            Effects of the Merger.  At the Effective Date of the Merger, the Merger shall have the effects specified in the WBCA, the DGCL and this Agreement.  Without limiting the generality of the foregoing, and subject thereto, at the Effective Date of the Merger, the Surviving Corporation shall possess all the rights, privileges, powers and franchises, of a public as well as a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; the rights, privileges, powers and franchises of the Parent and the Subsidiary, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate whether by deed or otherwise vested in the Parent and the Subsidiary or either of them, shall not revert to be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

Section  3.2            Additional Actions.  If, at any time after the Effective Date of the Merger, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of the Parent acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Agreement, the Parent and its proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement.  The proper officers and directors of the Surviving Corporation are fully authorized in the name of the Parent or otherwise to take any and all such action.

ARTICLE IV.

APPROVAL BY SHAREHOLDERS; AMENDMENT; EFFECTIVE DATE

Section  4.1            Approval.  This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of shareholders in accordance with applicable Washington law.  As promptly as practicable after approval of this Agreement by shareholders in accordance with applicable law, duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the Secretary of State of Washington and the Secretary of State of Delaware, respectively, in accordance with the laws of the States of Washington and Delaware.  The effective date (the “Effective Date”) of the Merger shall be the date on which the Merger becomes effective under the laws of Washington or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later.

Section  4.2            Amendments.  The Board of Directors of the Parent may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of the Parent shall not (a) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of the Parent’s Common Stock, (b) alter or change any term of the Certificate of Incorporation of the Subsidiary, or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of the Parent’s Common Stock.

ARTICLE V.
MISCELLANEOUS

Section  5.1            Termination.  This Agreement may be terminated and the Merger abandoned at any time prior to the filing of this Agreement with the Secretary of State of Washington and the Secretary of State of Delaware, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of the Parent and the Subsidiary.

Section  5.2            Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument.

Section  5.3            Descriptive Headings.  The descriptive headings are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Agreement.

Section  5.4            Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Delaware, except to the extent the laws of the State of Washington shall mandatorily apply to the Merger.

IN WITNESS WHEREOF, the undersigned officers of each of the parties to this Agreement, pursuant to authority duly given by their respective boards of directors, have caused this Agreement to be duly executed on the date set forth above.

TTM TECHNOLOGIES, INC.,
a Washington corporation

By:	/s/ Kenton K. Alder
Name:	Kenton K. Alder
Title:	Chief Executive Officer

TTM TECHNOLOGIES, INC.,
a Delaware corporation

By:	/s/ Kenton K/ Alder
Name:	Kenton K. Alder
Title:	Chief Executive Officer

EXHIBIT B

CERTIFICATE OF INCORPORATION

OF

TTM TECHNOLOGIES, INC.

Article I

Name

The name of the Corporation is TTM Technologies, Inc. (the “Corporation”).

Article II

Registered Office

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801.  The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

Article III

Purposes

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

Article IV

Capital Stock

1.             Authorized Stock.  The Corporation shall have authority to issue a total of one hundred fifteen million (115,000,000) shares, consisting of (i) one hundred million (100,000,000) shares of common stock, $0.001 par value per share (the “Common Stock”), and (ii) fifteen million (15,000,000) shares of preferred stock, $0.001 par value per share (the “Preferred Stock”).

2.             Common Stock.

A.            General.  The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock.

B.            Voting Rights.  Each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock standing in such holder’s name on the books of the Corporation.  Except as otherwise required by law or this Article IV, the holders of Common Stock and the holders of Preferred Stock shall vote together as a single class on all matters submitted to stockholders for a vote (including any action by written consent).

C.            Dividends.  Subject to provisions of law and this Article IV, the holders of Common Stock shall be entitled to receive dividends out of funds legally available therefor at such times and in such amounts as the Board of Directors may determine in its sole discretion.

D.            Liquidation.  Subject to provisions of law and this Article IV, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the payment or provisions for payment of all debts and liabilities of the Corporation and all preferential amounts to which the holders of the Preferred Stock are entitled with respect to the distribution of assets in liquidation, the holders of Common Stock shall be entitled to share ratably the remaining assets of the Corporation available for distribution.

3.             Preferred Stock.

A.            General.

1.             Issuance of Preferred Stock in Classes or Series.  The Preferred Stock of the Corporation may be issued in one or more classes or series at such time or times and for such consideration as the Board of Directors of the Corporation may determine.  Each class or series shall be so designated as to distinguish the shares thereof from the shares of all other classes and series.  Except as to the relative designations, preferences, powers, qualifications, rights and privileges referred to in this Article IV, in respect of any or all of which there may be variations between different classes or series of Preferred Stock, all shares of Preferred Stock shall be identical.  Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes unless otherwise specifically set forth herein.

2.             Authority to Establish Variations Between Classes or Series of Preferred Stock.  The Board of Directors of the Corporation is expressly authorized, subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, to provide, by adopting a resolution or resolutions, for the issuance of the undesignated Preferred Stock in one or more classes or series, each with such designations, preferences, voting powers, qualifications, special or relative rights and privileges as shall be stated in this Certificate of Incorporation or Certificate of Amendment to the Certificate of Incorporation, which shall be filed in accordance with the Delaware General Corporation Law, and the resolutions of the Board of Directors creating such class or series.  The authority of the Board of Directors with respect to each such class or series shall include, without limitation of the foregoing, the right to determine and fix:

(a)           the distinctive designation of such class or series and the number of shares to constitute such class or series;

(b)           the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

(c)           the right or obligation, if any, of the Corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

(d)           the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(e)           the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(f)            the obligation, if any, of the Corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

(g)           voting rights, if any, including special voting rights with respect to the election of directors and matters adversely affecting any class or series of Preferred Stock;

(h)           limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

(i)            such other preferences, powers, qualifications, special or relative rights and privileges thereof as the Board of Directors of the Corporation, acting in accordance with this Certificate of Incorporation, may deem advisable and are not inconsistent with law and the provisions of this Certificate of Incorporation.

Article V

Bylaws

In furtherance and not in limitation of the powers conferred by statute and except as provided herein, the Board of Directors shall have the power to adopt, amend, repeal or otherwise alter the bylaws without any action on the part of the stockholders; provided, however, that any bylaws made by the Board of Directors and any and all powers conferred by any of said bylaws may be amended, altered or repealed by the stockholders.

Article VI

Indemnification of Directors

1.             Limitation of Liability.  A director of the Corporation shall, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended, not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  Neither any amendment nor repeal of this Article VI, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VI, shall eliminate or reduce the effect of this Article VI in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article VI, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

2.             Indemnification.  The Corporation shall indemnify and may advance expenses to its officers and directors to the fullest extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended.

Article VII

Meetings and Keeping of Books

Meetings of stockholders may be held within or without the State of Delaware as the Corporation’s bylaws may provide.  The books of the Corporation may be kept at such place within or without the State of Delaware as the Bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

Article VIII

Incorporator

The name and mailing address of the incorporator are Michael L. Kaplan, Esq., c/o/ Greenberg Traurig, LLP, 2375 E. Camelback Road, Suite 700, Phoenix, Arizona 85016.

Article IX

Directors

1.             Number and Term of Directors.  The current Board of Directors of the Corporation consists of six members.  The Corporation’s Board of Directors shall consist of not less than three nor more than twelve members, with the exact number to be fixed from time to time by resolution of the Board of Directors.  The Board of Directors shall be divided into three classes designated Class I, Class II and Class III.  The number of directors elected to each class shall be as nearly equal in number as possible.  Each Class I director shall be elected to an initial term to expire at the 2005 annual meeting of stockholders, each Class II director shall be elected to an initial term to expire at the

2006 annual meeting of stockholders; and each Class III director shall be elected to an initial term to expire at the 2007 annual meeting of stockholders.  Upon the expiration of the initial terms of office for each class of directors, the directors of each class shall be elected for a term of three years to serve until their successors are duly elected and qualified or until their earlier resignation, death or removal from office.  Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

2.             Director Vacancies.  Whenever any vacancy on the Board of Directors shall occur due to death, resignation, retirement, disqualification, removal, increase in the number of directors, or otherwise, a majority of the directors in office, although less than a majority of the entire Board of Directors, may fill the vacancy or vacancies for the balance of the unexpired term, at which time a successor or successors shall be duly elected by the stockholders and qualified.  In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal in number as possible.  Notwithstanding the provisions of any other Article in this Certificate of Incorporation, only the remaining directors of the Corporation shall have the authority, in accordance with the procedure stated above, to fill any vacancy that exists on the Board of Directors.

Article X

Special Meetings of Stockholders

A special meeting of the stockholders of the Corporation (a “Special Meeting”) may be called at any time, for any purpose or purposes for which such a meeting may lawfully be called, by (1) the Chairman of the Board, (2) a majority of the Board, (3) the Chief Executive Officer of the Corporation, or (4) the Secretary of the Corporation.  A Special Meeting for any purpose or purposes for which such a meeting may lawfully be called by the stockholders of the Corporation may be demanded by the stockholders holding at least a majority of all the shares entitled to vote on the issue or issues proposed to be considered at the Special Meeting by delivering a written demand for such Special Meeting to the Secretary of the Corporation which contains the information with regard to the issues or issues proposed as is required by the Bylaws.

Article XI

Special Stockholder Notice Provisions

1.             Nominations for Directorship Positions.  Any stockholder or stockholders of the Corporation who wish to nominate a person or persons for election to the Board must deliver written notice to the secretary of the Corporation which contains the information as is required by the Bylaws with regard to such notice and nomination no fewer than 120 days nor more than 150 days prior to the anniversary date of the prior year’s annual stockholder’s meeting.

2.             Business at Stockholders’ Meetings.  Any stockholder or stockholders of the Corporation who wish to place business before a meeting of the stockholders must deliver written notice to the secretary of the Corporation which contains the formation as is required by the Bylaws with regard to such notice and business no fewer than 120 days nor more than 150 days prior to the anniversary date of the prior years annual stockholders’ meeting.

Article XII

Special Stockholder Voting Requirements

Articles IX, X, XI and XII of this Certificate of Incorporation may only be amended or repealed by an affirmative vote of at least 80% of the outstanding shares of all capital stock entitled to vote upon such amendment or repeal, voting as a single voting group.

Article XIII

Amendment

Except as expressly provided herein, the Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation, or any amendment thereto, in the manner now or hereafter provided by statute, and any and all rights conferred upon the stockholders herein is subject to this reservation.

IN WITNESS WHEREOF, I, the undersigned, being the Incorporator hereinabove stated, set my hand this 21st day of June, 2005.

/s/ Michael L. Kaplan
Michael L. Kaplan, Incorporator

EXHIBIT C

BYLAWS

OF

TTM TECHNOLOGIES, INC.

Article 1
Stockholders

1.1           Place of Meetings.  Meetings of stockholders shall be held at the place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time.

1.2           Annual Meetings.

(a)           Annual meetings of stockholders shall be held at such time and place as determined by the Board of Directors, at which time they shall elect a board of directors and transact any other business as may properly be brought before the meeting.

(b)           The election of directors shall take place and other proper business for the stockholders to consider may be transacted at the annual meeting of stockholders, provided that such nominations or business are properly brought before such meeting.  To be properly brought before the annual meeting, nominations for Director positions and business for consideration by the stockholders must be (a) set forth in the Corporation’s notice of the meeting, (b) made or brought by or at the direction of the Board of Directors, or (c) made or brought before the meeting by a stockholder pursuant to written notice thereof to the Secretary of the Corporation, in accordance with Section 1.12 of this Article 1, and received by the Secretary not fewer than 120 nor more than 150 days prior to the anniversary date of the prior year’s annual meeting.  No nominations shall be considered or other business conducted at any annual meeting of the stockholders except in accordance with this Section 1.2.

1.3           Special Meetings.  A special meeting of stockholders (a “Special Meeting”) for any purpose or purposes may be called at any time by (i) the Chairman of the Board of Directors, (ii) the Board of Directors, (iii) a committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings, (iv) the Chief Executive Officer of the Corporation, or (v) the Secretary of the Corporation, but such special meetings may not be called by any other person or persons.  The stockholders may demand a Special Meeting for any purpose or purposes for which such a meeting may lawfully be called by the stockholders holding at least a majority of the shares entitled to vote on the issue or issues proposed to be considered at the Special Meeting by delivering a written demand for such Special Meeting to the Secretary of the Corporation.  A demand by stockholders for a Special Meeting must be signed by stockholders holding the requisite number of shares required by the Certificate of Incorporation for a Special Meeting to be demanded by the stockholders and describe each purpose for which the Special Meeting is demanded in sufficient detail so that if the description is used verbatim in a notice of Special Meeting, stockholders entitled to vote at such Special Meeting will upon reading the description be informed as to the purpose or purposes of the Special Meeting.  Upon receipt of such a demand which meets the requirements of the Certificate of Incorporation and these Bylaws, the Secretary shall deliver a copy of the demand to each of the directors and, in the normal course, call a Special Meeting as demanded and as provided in these Bylaws.

1.4           Notice of Meetings.  Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.  Unless otherwise provided by law, the Certificate of Incorporation, or these Bylaws, the written notice of any meeting shall be given no less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting.  If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the corporation.

1.5           Adjournments.  Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

1.6           Quorum.  Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum.  In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.5 of these Bylaws until a quorum shall attend.  Shares of its own stock belonging to the corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

1.7           Organization.  Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the Vice Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting.  The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.8           Voting; Proxies.  Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question.  Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period.  A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the corporation.  Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or by proxy at such meeting.  At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect.  All other elections and questions shall, unless otherwise provided by law, the Certificate of Incorporation, or these Bylaws, be decided by the vote of the holders of shares of stock having a majority of the votes which could be cast by the holders of all shares of stock entitled to vote thereon which are present in person or represented by proxy at the meeting.

1.9           Fixing Date for Determination of Stockholders of Record.  In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; (b) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (c) in the case of any other action, shall not be more than sixty (60) days prior to such other action.  If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

1.10         List of Stockholders Entitled to Vote.  The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.  Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting.  The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

1.11         Action by Consent of Stockholders.  Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

1.12         Advanced Notice of Shareholder Nominations for Directors and Proposals of Business for the Annual Meeting of Stockholders.  Stockholder nominations of persons for election to the Board of Directors and proposals of business to be considered by the stockholders at the annual meeting of stockholders may only be brought before the annual meeting by a stockholder who is a stockholder of record at the time of the annual meeting, who is entitled to vote at the annual meeting and who complies with the notice procedures set forth in this Section 1.12.  In addition to any other applicable legal or regulatory requirements for nominations of persons for election to the Board of Directors to be properly brought or for other business to be properly brought before the annual meeting of the stockholders, the stockholder who is qualified to bring such matters before the annual meeting must have delivered timely notice thereof in writing to the Secretary of the Corporation within the time period provided in Section 1.2 of this Article 1.  In no event shall the public announcement of an adjournment of a stockholders’ meeting commence a new time period for the delivery of a stockholder’s notice as described above.

The stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information which is required by applicable law to be disclosed with regard to someone seeking election or re-election as a director of a corporation, and (b) as to any other business that the stockholder proposes to bring before the annual meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and all other information which is required by applicable law to be disclosed with regard to such business being placed before the stockholders for consideration.  In addition, the notice shall contain, as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owners, and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

Stockholder nominations of persons for election to the Board of Directors and stockholder proposals of business to be considered by the stockholders at the annual meeting of stockholders shall not be brought before the annual meeting unless there has been compliance with the procedures set forth in this Section 1.12.  The person presiding over the annual meeting of the stockholders shall, if the facts warrant, determine if a stockholder’s nomination of a person for election to the Board of Directors or proposal of business to be considered at the annual meeting was not brought in compliance with this Section 1.12 and if it is so determined, he shall declare at the meeting that any such nominees were not properly nominated and shall not be eligible to receive votes in the election of directors at the meeting or that any such business was not properly brought before the meeting shall not be transacted, as the case may be.

Article 2
Board of Directors

2.1           Number; Qualifications.  The Board of Directors shall consist of at least three but not more than twelve members, the number thereof to be determined from time to time by resolution of the Board of Directors.  The number of directors which shall comprise the initial Board of Directors shall be that number set forth in the Certificate of Incorporation.  Directors need not be stockholders.

2.2           Staggered Board; Term.  The Board of Directors shall be divided into three classes designated Class I, Class II and Class III.  The number of directors elected to each class shall be as nearly equal in number as possible. Each Class I director shall be elected to an initial term to expire at the 2005 annual meeting of stockholders, each Class II director shall be elected to an initial term to expire at the 2006 annual meeting of stockholders; and each Class III director shall be elected to an initial term to expire at the 2007 annual meeting of stockholders.  Upon the expiration of the initial terms of office for each class of directors, the directors of each class shall be elected for a term of three years to serve until their successors are duly elected and qualified or until their earlier resignation, death or removal from office.

2.3           Resignation; Removal; Vacancies.  Any director may resign at any time upon written notice to the corporation.  At a special meeting of stockholders called expressly for that purpose, the entire Board of Directors, or any member or members thereof, may be removed, but only for cause by vote for removal of a specific director by stockholders holding a majority of the shares then entitled to vote at an election for directors of the Corporation, voting as a single voting group.  The notice of such special meeting must state that the purpose, or one of the purposes, of the meeting is removal of the director or directors, as the case may be.  Any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced or until his or her successor is elected and qualified.

2.4           Regular Meetings.  Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined, notices thereof need not be given.

2.5           Special Meetings.  Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the President, any Vice President, the Secretary, or by any member of the Board of Directors.  Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four (24) hours before the special meeting.

2.6           Telephonic Meetings Permitted.  Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.6 shall constitute presence in person at such meeting.

2.7           Quorum; Vote Required for Action.  At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business.  Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

2.8           Organization.  Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the Vice Chairman of the Board, if any, or in his or her absence by the President, or in their absence by a chairman chosen at the meeting.  The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.9           Informal Action by Directors.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

Article 3
Committees

3.1           Committees.  The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation.  The Board of Directors may designate two or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.  Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all pages which may require it.

3.2           Committee Rules.  Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter, and repeal rules for the conduct of its business.  In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article 2 of these Bylaws.

Article 4
Officers

4.1           Executive Officers; Election; Qualifications; Term of Office; Resignation; Removal; Vacancies.  The Board of Directors shall elect a Chief Executive Officer, President, Secretary and Treasurer, and it may, if it so determines, choose a Chairman of the Board and a Vice Chairman of the Board from among its members.  The Board of Directors may also elect one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, and such other officers as the Board of Directors deems necessary.  Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal.  Any officer may resign at any time upon written notice to the corporation.  The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the corporation.  Any number of offices may be held by the same person.  Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

4.2           Powers and Duties of Executive Officers.  The officers of the corporation shall have such powers and duties in the management of the corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective officers, subject to the control of the Board of Directors.  The Board of Directors may require any officer, agent, or employee to give security for the faithful performance of his or her duties.

Article 5
Stock

5.1           Certificates.  Every holder of stock shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the corporation, certifying the number of shares owned by him or her in the corporation.  Any of or all the signatures on the certificate may be a facsimile.  In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

5.2           Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.  The corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen, or destroyed certificate, or his or her legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

Article 6
Indemnification

6.1           Right to Indemnification.  The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “proceeding”), by reason of the fact that he or she or a person for whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, enterprise, or nonprofit entity, including service with respect to employee benefit plans (an “indemnitee”), against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such indemnitee.  The corporation shall be required to indemnify an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if the initiation of such proceeding (or part thereof) by the indemnitee was authorized by the Board of Directors of the corporation.

6.2           Prepayment of Expenses.  The corporation shall pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article or otherwise.

6.3           Claims.  If a claim for indemnification or payment of expenses under this Article is not paid in full within sixty (60) days after a written claim therefor by the indemnitee has been received by the corporation, the indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expenses of prosecuting such claim.  In any such action the corporation shall have the burden of proving that the indemnitee was not entitled to the requested indemnification or payment of expenses under applicable law.

6.4           Nonexclusivity of Rights.  The rights conferred on any person by this Article 6 shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders, or disinterested directors or otherwise.

6.5           Other Indemnification.  The corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise, or nonprofit enterprise.

6.6           Amendment or Repeal.  Any repeal or modification of the foregoing provisions of this Article 6 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

Article 7
Miscellaneous

7.1           Fiscal Year.  The fiscal year of the corporation shall be determined by resolution of the Board of Directors.

7.2           Seal.  The corporate seal shall have the name of the corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

7.3           Notices.  Except as may otherwise be required by law, the Certificate of Incorporation or these Bylaws, any notice to the Corporation, any stockholder or director must be in writing and may be transmitted by: mail, private carrier or personal delivery; telegraph or teletype; or telephone, wire or wireless equipment which transmits a facsimile of the notice.  Written notice by the Corporation to its stockholders shall be deemed effective when mailed, if mailed with first-class postage prepaid and correctly addressed to the stockholder’s address shown in the Corporation’s current record of stockholders.  Except as set forth in the previous sentence, written notice shall be deemed effective at the earliest of the following: (a) when received; (b) five days after its deposit in the United States mail, as evidenced by the postmark, if mailed with first-class postage, prepaid and correctly addressed; (c) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and receipt is signed by or on behalf of the addressee; or (d) if sent to a stockholder’s address, telephone number, or other number appearing on the records of the Corporation, when dispatched by telegraph, teletype or facsimile equipment.

7.4           Waiver of Notice of Meetings of Stockholders, Directors, and Committees.  Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

7.5           Interested Directors; Quorum.  No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (a) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (b) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (c) the contract or transaction is fair as to the corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders.  Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

7.6           Form of Records.  Any records maintained by the corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.  The corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

7.7           Amendment of Bylaws.

(a)           Article 1, Sections 1.2(b), 1.3 and 1.12, Article 2, Section 2.2, and Article 7, Section 7.7(a), of these Bylaws only be amended or repealed at an annual or special meeting of the stockholders the notice for which designates that an amendment or repeal of one or more of such sections is to be considered and then only by an affirmative vote of the stockholders holding 80% of the shares entitled to vote upon such amendment or repeal, voting as a single voting group.  The other provisions of these Bylaws may be amended or repealed by the stockholders at any regular or special meeting of the stockholders the notice for which designates that an amendment or repeal of one or more of such sections is to be considered by an affirmative vote of the stockholders holding a majority of the shares entitled to vote thereon.

(b)           The Board of Directors shall have the power to amend or repeal the Bylaws of, or adopt new bylaws for, the Corporation.  However, any such bylaws, or any alternation, amendment or repeal of the Bylaws, may be subsequently amended or repealed by the stockholders as provided in Article 7, Section 7.7(a) of these Bylaws.

PROXY

TTM TECHNOLGIES, INC.

Annual Meeting of Shareholders – August 25, 2005

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Kenton K. Alder and Stacey M. Peterson, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of TTM Technologies, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the company to be held August 25, 2005 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued and to be marked, dated and signed, on the other side)

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Address Change/Comments (Mark the corresponding box on the reverse side)

 Fold and detach here

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors: NOMINEES: Kenton K. Alder Richard P. Beck	2.

Proposal to adopt and approve the Agreement and Plan of Merger with a newly formed, wholly owned subsidiary of the Company to effect a reincorporation of the Company from the state of Washington to the state of Delaware

			FOR ☐	AGAINST ☐	ABSTAIN ☐

☐ FOR THE NOMINEES	and upon such matters which may properly come before the meeting or any adjournment or adjournments thereof.

☐ WITHHELD FOR ALL Withheld for the nominees you list below: (Write that nominee’s name in the space provided below.)

This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of the directors; FOR the adoption and approval of the Agreement and Plan of Merger; and as said proxies deem advisable on such other matters as may come before the meeting.

Exceptions

Please check the box at right if you will attend the annual meeting. ☐
Please mark here for address change or comments. ☐

Signature of Shareholder	Date:	Signature of Shareholder			Date:

Note:

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.